EXHIBIT 99.1 2018 Annual Meeting of Shareholders May 21, 2018

Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from acquisition or disposition transactions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies; changes in the regulatory and tax environments in which the Company operates, including the impact of the "Tax Cuts and Jobs Act" (the "TCJA") on the Company's deferred tax asset, and the anticipated impact of the TCJA on the Company's future earnings; and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

2017 highlights • #1 deposit market share among all banks in affluent Collin County • #2 deposit market share among Dallas-based banks1 in the attractive DFW market, which is North Texas home to 22 companies on the 2017 Fortune 500 list Focused • DFW hosts a diverse business environment across a broad set of industries, with 42% of employment in the service-providing sector and less than 1% in oil and gas2 • Net income for full year 2017 of $89.5 million, core (non-GAAP) net income for full year 2017 of $101.9 million • In 2017, loans held for investment3 grew $513.6 million, and deposits grew $402.2 million • GAAP efficiency ratio improved to 45.17%, compared to 46.79% for full year 2016 Full Year • Net income for Q4 2017 included a $13.5 million increase in income tax expense related to 2017 Results the Tax Cuts and Jobs Act • Estimated effective tax rate for 2018 is 20% • In Q1 2018, all full-time employees whose salary was under $100,000 received a $1,000 bonus. Also we increased our minimum wage to $15 from $11 per hour for all non- commission-based employees Profitability levered excess capital while maintaining strong capital levels Capital • TCE / TA4: 8.8% • Tier 1 common risk-based capital5: 9.4% Source: Company Documents 1 Includes banks headquartered in the Dallas-Fort Worth-Arlington MSA 2 Represents data from the Bureau of Labor Statistics for the Dallas-Fort Worth-Arlington, TX MSA (i.e., data as of Q3 2017) 3 Excludes Warehouse Purchase Program loans and loans held for sale, all periods include a reclassification of three Warehouse relationships from the commercial and industrial category to the Warehouse Purchase Program category 4 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 5 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve 3

2017 highlights ($ in millions except for per share data) Year ended December 31, December 31, 2016 2017 YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 5,969.6 $ 6,483.2 8.6 % Total deposits 6,365.5 6,767.7 6.3 % Non-interest-bearing demand 1,384.0 1,635.6 18.2 % deposits Selected profitability data Net income $ 97.8 $ 89.5 (8.5)% Core net income2 96.2 101.9 5.9 % Basic EPS 2.11 1.91 (9.5)% Core EPS2 2.08 2.19 5.3 % NIM 3.79% 3.81% 2bps Core return on average equity2 11.34% 10.96% (3.4)% Core return on average assets2 1.22% 1.18% (3.3)% Core efficiency ratio2 47.30% 45.38% (4.1)% Source: Company Documents 1 Excludes Warehouse Purchase Program loans and loans held for sale, all periods include a reclassification of three Warehouse relationships from the commercial and industrial category to the Warehouse Purchase Program category 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 4

Commercially focused loan portfolio Gross loans held for investment1 at December 31, 2017 grew $513.6 million or 8.6% from December 31, 2016, which included growth in commercial real estate, commercial and industrial and consumer real estate loans. Total Loans HFI1 ($ in millions) $6,483 As of December 31, 20171 $5,970 $5,067 18.7% $1,400 4.3% 8.2% 0.7% Commercial RE $3,667 C&I (ex-energy) $2,634 $2,050 Energy $1,691 21.5% C&D Consumer RE 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 46.6% Other Consumer Originated loans Acquired from LegacyTexas Group, Inc. 2 Quarterly yield on loans held for investment1: 4.96% Source: Company Documents 1 Excludes Warehouse Purchase Program loans, all periods include a reclassification of three Warehouse relationships from the commercial and industrial category to the Warehouse Purchase Program category 2 Represents balance acquired on January 1, 2015 5

Core funded, low cost deposit base Compared to December 31, 2016, total deposits increased by $402.2 million, which included growth in all deposit categories with the exception of time deposit balances, which declined by $514,000. Non-interest-bearing demand and interest-bearing demand deposits increased by $251.7 million and $126.1 million, respectively, while savings and money market deposits increased by $25.0 million from December 31, 2016. Total Deposits ($ in millions) $6,768 As of December 31, 2017 $6,365 $5,227 $1,628 20.2% 24.2% 24.2% Non-interest 22.4% bearing-demand $3,599 21.7% Interest-bearing $2,658 demand $2,178 $2,265 Savings and money 18.6% 15.2% 16.4% 18.2% market 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 40.4% Time Deposit 0.54% 0.43% 0.34% 0.29% 0.43% 0.64% Cost Originated Deposits Acquired from LegacyTexas Group, Inc1 Non-interest-bearing demand deposits as a percent of total deposits Source: Company Documents 1 Represents balance acquired on January 1, 2015 6

Solid net interest income growth • Net interest income for 2017 increased $29.2 million, or 10.3%, from 2016. • The net interest margin for 2017 was 3.81%, a two basis point increase from 3.79% for 2016. R: 000 G: 048 Net interest income and NIM B: 135 Net interest income ($mm) NIM $311 $282 R: 111 3.78% $241 3.81% 3.71% 4.00% G: 162 3.79% $133 B: 135 $118 2013Y 2014Y 2015Y 2016Y 2017Y Source: Company Documents 7

Disciplined expense management • 2017 core non-interest income decreased $6.4 million from 2016. • 2017 GAAP and core non-interest expense increased by $4.0 million from 2016. Net interest income Core non-interest income Core non-interest expense Core efficiency ratio ($ in millions) $311 $282 $241 $160 $150 $156 52.5% 47.3% 45.4% $45 $48 $42 2015Y 2016Y 2017Y Note: Core (non-GAAP) non-interest income, non-interest expense and efficiency ratio are adjusted for the impact of infrequent or non- recurring items. The reconciliation of non-GAAP measures, which the Company believes facilitates the assessment of its banking operations and peer comparability, is included in tabular form at the end of this presentation. 8

Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain asset quality Strategic capital deployment 9

Appendix

Supplemental Information – Non-GAAP Financial Measures (unaudited)

Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax):

	At or For the Quarter Ended				
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	(Dollars in thousands, except per share amounts)				
GAAP net income available to common shareholders [1]	$ 14,613	$ 28,617	$ 27,837	$ 18,111	$ 25,174
Distributed and undistributed earnings to participating securities [1]	47	92	98	79	131
(Gain) loss on one-time tax adjustments[2]	13,493	–	–	–	–
(Gain) loss on sale of branch locations and land	–	(237)	–	(847)	–
Core (non-GAAP) net income	$ 28,153	$ 28,472	$ 27,935	$ 17,343	$ 25,305
Average shares for basic earnings per share	46,729,160	46,664,233	46,596,467	46,453,658	46,346,053
GAAP basic earnings per share	$ 0.31	$ 0.61	$ 0.60	$ 0.39	$ 0.54
Core (non-GAAP) basic earnings per share	0.60	0.61	0.60	0.37	0.55
Average shares for diluted earnings per share	47,290,308	47,158,729	47,005,554	47,060,306	46,873,215
GAAP diluted earnings per share	$ 0.31	$ 0.61	$ 0.59	$ 0.38	$ 0.54
Core (non-GAAP) diluted earnings per share	0.60	0.60	0.59	0.37	0.54

	At or For the Year Ended December 31,				
	2017	2016	2015	2014	2013
GAAP net income available to common shareholders [1]	$ 89,176	$ 97,324	$ 70,382	$ 30,942	$ 31,294
Distributed and undistributed earnings to participating securities [1]	318	497	534	336	394
(Gain) loss on one-time tax adjustments[2]	13,493	–	–	–	–
Merger and acquisition costs	–	–	1,009	7,071	431
Net (gain) on sale of insurance subsidiary operations	–	(39)	–	–	–
(Gain) loss on sale of branch locations and land	(1,084)	(2,529)	(190)	–	–
Loss on sale of FHA loan portfolio	–	969	–	–	–
Valuation adjustment on mortgage servicing rights	–	–	121	–	–
One-time payroll and severance costs	–	–	–	234	436
Core (non-GAAP) net income	$ 101,903	$ 96,222	$ 71,856	$ 38,583	$ 32,555
Average shares for basic earnings per share	46,611,780	46,184,074	45,847,284	37,919,065	37,589,548
GAAP basic earnings per share	$ 1.91	$ 2.11	$ 1.54	$ 0.82	$ 0.83
Core (non-GAAP) basic earnings per share	2.19	2.08	1.57	1.02	0.87
Average shares for diluted earnings per share	47,138,518	46,484,967	46,125,447	38,162,094	37,744,786
GAAP diluted earnings per share	$ 1.89	$ 2.09	$ 1.53	$ 0.81	$ 0.83
Core (non-GAAP) diluted earnings per share	2.16	2.07	1.56	1.01	0.86

[1] Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B.

[2] This one-time income tax expense adjustment consists of an adjustment to the Company's deferred tax asset related to the December 22, 2017 enactment of the Tax Cuts and Jobs Act.

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LegacyTexas Financial Group, Inc.™

Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended December 31, September 30, June 30, March 31, December 31, 2017 2017 2017 2017 2016 (Dollars in thousands, except per share amounts) Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income (gross of tax): GAAP non-interest income $ 6,901 $ 12,226 $ 12,325 $ 12,130 $ 12,277 (Gain) loss on sale of branch locations and land — (365) — (1,304) — Core (non-GAAP) non-interest income $ 6,901 $ 11,861 $ 12,325 $ 10,826 $ 12,277 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): GAAP efficiency ratio: Non-interest expense $ 40,708 $ 40,295 $ 39,589 $ 39,752 $ 39,548 Net interest income plus non-interest income 87,100 91,190 88,045 88,678 86,361 Efficiency ratio- GAAP basis 46.74% 44.19% 44.96% 44.83% 45.79% Core (non-GAAP) efficiency ratio: GAAP non-interest expense $ 40,708 $ 40,295 $ 39,589 $ 39,752 $ 39,548 Net interest income plus core (non-GAAP) non-interest income 87,100 90,825 88,045 87,374 86,361 Efficiency ratio- core (non-GAAP) basis 46.74% 44.37% 44.96% 45.50% 45.79% 12

Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Year Ended December 31, 2017 2016 2015 Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income and Expense (gross of tax): GAAP non-interest income $ 43,582 $ 51,931 $ 44,815 Net (gain) on sale of insurance subsidiary operations — (1,181) — (Gain) loss on sale of branch locations and land (1,669) (3,891) (293) Loss on sale of FHA loan portfolio — 1,491 — Valuation adjustment on mortgage servicing rights — — 186 Core (non-GAAP) non-interest income $ 41,913 $ 48,350 $ 44,708 GAAP non-interest expense $ 160,344 $ 156,377 $ 151,555 Merger and acquisition costs — — (1,553) Core (non-GAAP) non-interest expense $ 160,344 $ 156,377 $ 150,002 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): Net interest income $ 311,431 $ 282,269 $ 241,077 GAAP efficiency ratio: Non-interest expense $ 160,344 $ 156,377 $ 151,555 Net interest income plus non-interest income 355,013 334,200 285,892 Efficiency ratio- GAAP basis 45.17% 46.79% 53.01% Core (non-GAAP) efficiency ratio: Core (non-GAAP) non-interest expense $ 160,344 $ 156,377 $ 150,002 Net interest income plus core (non-GAAP) non-interest income 353,344 330,619 285,785 Efficiency ratio- core (non-GAAP) basis 45.38% 47.30% 52.49% 13

Supplemental Information – Non-GAAP Financial Measures (unaudited) Calculation of Tangible Book Value and Tangible Equity to Tangible Assets: At or For the Quarter Ended December 31, 2017 September 30, 2017 June 30, 2017 March 31, 2017 Calculation of Tangible Book Value per share: (Dollars in thousands, except per share amounts) Total shareholders' equity $ 959,874 $ 950,092 $ 925,283 $ 899,917 Less: Goodwill (178,559) (178,559) (178,559) (178,559) Less: Identifiable intangible assets, net (402) (463) (524) (585) Total tangible shareholders' equity $ 780,913 $ 771,070 $ 746,200 $ 720,773 Shares outstanding at end of period 48,117,390 48,040,059 48,009,379 47,940,133 Book value per share- GAAP $ 19.95 $ 19.78 $ 19.27 $ 18.77 Tangible book value per share- Non-GAAP 16.23 16.05 15.54 15.03 Calculation of Tangible Equity to Tangible Assets: Total assets $ 9,086,196 $ 9,068,612 $ 8,970,375 $ 8,436,542 Less: Goodwill (178,559) (178,559) (178,559) (178,559) Less: Identifiable intangible assets, net (402) (463) (524) (585) Total tangible assets $ 8,907,235 $ 8,889,590 $ 8,791,292 $ 8,257,398 Equity to assets- GAAP 10.56% 10.48% 10.31% 10.67% Tangible equity to tangible assets- Non-GAAP 8.77% 8.67% 8.49% 8.73% At or For the Year Ended December 31, 2016 2015 2014 2013 Calculation of Tangible Book Value per share: Total shareholders' equity $ 885,365 $ 804,076 $ 568,223 $ 544,460 Less: Goodwill (178,559) (180,776) (29,650) (29,650) Less: Identifiable intangible assets, net (665) (1,030) (813) (1,239) Total tangible shareholders' equity $ 706,141 $ 622,270 $ 537,760 $ 513,571 Shares outstanding at end of period 47,876,198 47,645,826 40,014,851 39,938,816 Book value per share- GAAP $ 18.49 $ 16.88 $ 14.20 $ 13.63 Tangible book value per share- Non-GAAP 14.75 13.06 13.44 12.86 Calculation of Tangible Equity to Tangible Assets: Total assets $ 8,362,255 $ 7,691,940 $ 4,164,114 $ 3,525,232 Less: Goodwill (178,559) (180,776) (29,650) (29,650) Less: Identifiable intangible assets, net (665) (1,030) (813) (1,239) Total tangible assets $ 8,183,031 $ 7,510,134 $ 4,133,651 $ 3,494,343 Equity to assets- GAAP 10.59% 10.45% 13.65% 15.44% Tangible equity to tangible assets- Non-GAAP 8.63% 8.29% 13.01% 14.70% 14

Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended December 31, 2017 September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 (Dollars in thousands, except per share amounts) Calculation of Return on Average Assets and Return on Average Equity Ratios (GAAP and core) Net income $ 14,660 $ 28,709 $ 27,935 $ 18,190 $ 25,305 Core (non-GAAP) net income 28,153 28,472 27,935 17,343 25,305 Average total equity 963,512 940,606 914,564 900,118 880,250 Average total assets 8,865,517 8,889,914 8,491,696 8,172,072 8,445,209 Return on average common shareholders' equity 6.09% 12.21% 12.22% 8.08% 11.50% Core (non-GAAP) return on average common shareholders' equity 11.69 12.11 12.22 7.71 11.50 Return on average assets 0.66 1.29 1.32 0.89 1.20 Core (non-GAAP) return on average assets 1.27 1.28 1.32 0.85 1.20 At or For the Year Ended December 31, 2017 December 31, 2016 Net income $ 89,494 $ 97,821 Core (non-GAAP) net income 101,903 96,222 Average total equity 929,903 848,788 Average total assets 8,607,481 7,881,881 Return on average common shareholders' equity 9.62% 11.52% Core (non-GAAP) return on average common shareholders' equity 10.96 11.34 Return on average assets 1.04 1.24 Core (non-GAAP) return on average assets 1.18 1.22 15